UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 27, 2011

Flotek Industries, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-13270	90-0023731
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2930 W. Sam Houston Pkwy N., Suite 300 Houston, Texas		77043
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (713) 849-9911

NOT APPLICABLE

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On December 27, 2011, Flotek Industries, Inc. (the “Company”) entered into Note Repurchase Agreements (the “Note Repurchase Agreements”) with the holders (the “Holders”) of the all of the Company’s outstanding 5.25% Senior Secured Convertible Notes due 2028 (the “Secured Notes”), which were issued under an indenture and first supplemental indenture each dated March 31, 2010. Pursuant to the Note Repurchase Agreements, the Company has agreed to purchase from the Holders, and the Holders have agreed to sell to the Company, the Secured Notes held by the Holders, for a purchase price equal to 104.95% of the original principal amount of the Secured Notes plus accrued and unpaid interest through the date of closing of the repurchase.

The Note Repurchase Agreements contain customary representation, warranties, covenants and conditions to closing. The closing of the repurchase of the Secured Notes from the Holders is scheduled to close on January 5, 2012.

Upon repurchase of the Secured Notes by the Company, the Secured Notes will be cancelled and the liens securing the Secured Notes will be released.

The description of the Note Repurchase Agreements in this Item 1.01 is qualified in its entirety by reference to the full text of such agreements, copies of which are filed as exhibits to this current report on Form 8-K.

Item 7.01	Regulation FD Disclosure.

On December 28, 2011, the Company issued a press release announcing the Note Repurchase Agreements. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference. The information presented under this Item 7.01 shall not be deemed “filed” under the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as may be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Note Repurchase Agreement dated as of December 27, 2011 with funds managed by Gates Capital Management, Inc.

10.2	Note Repurchase Agreement dated as of December 27, 2011 with funds managed by Whitebox Advisors,LLC

99.1	Press Release dated December 28, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLOTEK INDUSTRIES, INC.

Date: December 28, 2011	/s/ Jesse E. Neyman
Jesse E. Neyman
Executive Vice President, Finance

EXHIBIT INDEX

Exhibit Number	Description

10.1	Note Repurchase Agreement dated as of December 27, 2011 with funds managed by Gates Capital Management, Inc.

10.2	Note Repurchase Agreement dated as of December 27, 2011 with funds managed by Whitebox Advisors,LLC

99.1	Press Release dated December 28, 2011.